UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

AMERICAN CLEAN RESOURCES GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-14319	84-0991764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12567 West Cedar Drive, Suite 104, Lakewood, CO 80228-2039

(Address of principal executive offices)

1.720.458.1124

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 par value	ACRG	OTCPK

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Michael Raabe

Effective February 2, 2026, Michael Raabe transitioned from his role as fractional Chief Operating Officer of the Company to a fractional strategic operations and project management support role. In this capacity, Mr. Raabe continues to support operational coordination and project management activities, including project planning, operational integration, scheduling, contractor coordination, and execution support associated with the Company’s current development activities. Mr. Raabe was previously disclosed as a fractional executive officer in the Company’s Current Report on Form 8-K filed August 22, 2025.

C. Derek Campbell

Effective January 30, 2026, C. Derek Campbell transitioned from his role as fractional Chief Strategy Officer of the Company to a non-executive advisory capacity. Mr. Campbell will continue to provide advisory support related to ongoing development and operational matters. Mr. Campbell was previously disclosed as a fractional executive officer in the Company’s Current Report on Form 8-K filed August 22, 2025.

Kelly Marshall

On April 15, 2026, Kelly Marshall departed as fractional Chief Marketing Officer of the Company. The Company thanks Ms. Marshall for her service and contributions, including her work supporting the development of ACRG’s branding and visual identity in connection with the Company’s communications initiatives. Ms. Marshall was previously disclosed as a fractional executive officer in the Company’s Current Report on Form 8-K filed August 22, 2025.

Item 8.01 Other Events.

American Clean Resources Group, Inc. (the “Company”) is providing an update regarding certain fractional operational consulting engagements and advisory role alignments undertaken in support of the Company’s ongoing development activities, including execution-related activities associated with its critical minerals processing platform at the Millers, Nevada project and ongoing development activities related to the Cross Caribou asset pursuant to previously disclosed agreements.

Operational Alignment Overview

The Company has implemented the following operational consulting and advisory role alignments to support project coordination and execution activities associated with its current stage of development and operational advancement.

Jeff Bootes

Effective April 20, 2026, the Company engaged Jeff Bootes in a fractional, project-based consulting capacity to support execution activities associated with the Company’s current operational development initiatives related to the Millers, Nevada project and the Cross Caribou asset.

Mr. Bootes brings targeted experience in mining and processing operations, including operational execution support, systems implementation, development-stage project support, contractor coordination, and field operations management. His engagement is intended to support specific operational and project development activities associated with the Company’s current stage of advancement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.	None.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLEAN RESOURCES GROUP, INC.

Date: May 28, 2026	By:	/s/ Tawana Bain
Tawana Bain
Chief Executive Officer

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